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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 25, 2006

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

           Virginia                   005-62335                 54-2053718
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

     999 Waterside Drive, Suite 200, Norfolk, VA                  23510
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       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 25, 2006, the shareholders of Hampton Roads Bankshares, Inc. approved the Company's 2006 Stock Incentive Plan that was adopted by the Board of Directors on March 14, 2006. The plan makes available up to 1,000,000 shares of the Company's common stock for grants of restricted stock awards, incentive stock awards, and stock options in the form of incentive stock options and non-statutory stock options to employees, directors and consultants of the Company. This information is being furnished pursuant to Item 1.01 "Entry into a Material Definitive Agreement" of Form 8-K. A copy of the plan is attached as
Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)            EXHIBITS:

EXHIBIT NO.    EXHIBIT TITLE
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99.1           Hampton Roads Bankshares, Inc. 2006 Stock Incentive Plan

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Hampton Roads Bankshares, Inc.

Date    May 12, 2006                             By: /s/ Jack W. Gibson
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                                                     Jack W. Gibson
                                                     President and
                                                     Chief Executive Officer

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